UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 21, 2024

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 21, 2024, Helen of Troy Limited, a Bermuda company (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.            The election of the nine nominees to the Company’s Board of Directors (the “Board”).

2.            An advisory vote on the Company’s executive compensation.

3.            Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board to set the auditor’s remuneration.

The voting results for each proposal are set forth below.

Election of Directors

The Company’s nine nominees for director were each elected to serve on the Board until the next annual general meeting of shareholders. The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Noel M. Geoffroy	20,418,357	401,764	80,122	883,745
Timothy F. Meeker	20,048,916	770,526	80,801	883,745
Krista L. Berry	20,502,909	312,032	85,302	883,745
Vincent D. Carson	20,463,676	353,993	82,574	883,745
Thurman K. Case	20,505,693	309,189	85,361	883,745
Tabata L. Gomez	20,510,048	309,562	80,633	883,745
Elena B. Otero	20,475,335	338,941	85,967	883,745
Beryl B. Raff	20,434,840	377,782	87,621	883,745
Darren G. Woody	20,118,513	701,933	79,797	883,745

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
18,977,730	1,864,752	57,761	883,745

Ratification of Grant Thornton LLP as the Company’s Auditor and Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
21,396,384	227,934	159,670

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 23, 2024	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
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